Exhibit 32.1

                                CERTIFICATION OF
                          QUARTERLY REPORT ON FORM 10-Q

      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Omnicom Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the Chief Executive Officer and President of Omnicom Group Inc., certify to my knowledge, that:

o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Omnicom Group Inc. as of the dates and for the periods expressed in the Report.


Executed as of August 3, 2005.


                                                   /s/  John D. Wren
                                           -----------------------------------
                                           Name:   John D. Wren
                                           Title:  Chief Executive Officer and
                                                   President

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.